UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2013

LEIDOS HOLDINGS, INC.

LEIDOS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33072 000-12771	20-3562868 95-3630868
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (571) 526-6000

N/A

(Former names or former addresses if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K:

(i) Unaudited pro forma condensed consolidated statements of income for Leidos Holdings, Inc. and Leidos, Inc. for the six months ended August 2, 2103 and July 31, 2012;

(ii) Unaudited pro forma condensed consolidated statements of income for Leidos Holdings, Inc. and Leidos, Inc. for the years ended January 31, 2013, 2012 and 2011; and

(iii) Unaudited pro forma condensed consolidated balance sheets for Leidos Holdings, Inc. and Leidos, Inc. as of August 2, 2013.

(d) Exhibits

Exhibit Number	Title

99.1	Leidos Holdings, Inc. and Leidos, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

By:	/s/ Vincent A. Maffeo
Name:	Vincent A. Maffeo
Title:	Executive Vice President and General Counsel

LEIDOS, INC.

By:	/s/ Vincent A. Maffeo
Name:	Vincent A. Maffeo
Title:	Executive Vice President and General Counsel

Dated: October 3, 2013